UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2008

BIOVEST INTERNATIONAL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-11480	41-1412084
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

377 Plantation Street

Worcester, Massachusetts 01605

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (508) 793-0001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BIOVEST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

Effective as of January 31, 2008, Biovest International, Inc. (the “Company”) entered into amendments of its existing royalty agreements dated December 10, 2007 and October 29, 2007 on sales of the Company’s biologic products including BiovaxID™, with Valens U.S. SPV I, LLC (“Valens US”) and Valens Offshore SPV II, Corp. (“Valens Offshore”) (collectively, the “Valens Funds”) to amend and clarify the calculation of royalty payments from any sublicense to specify that in all cases the royalty amounts will be calculated as a percentage of sales to customers/patients. Copies of the amendments to the royalty agreement are attached as Exhibits 10.1 through 10.4 hereto.

On February 5, 2008, the Company and its parent corporation, Accentia Biopharmaceuticals, Inc. (“Accentia”) entered into an amendment to the existing royalty agreement dated October 31, 2006 on sales of the Company’s biologic products, including BiovaxID, to amend and clarify the calculation of royalty payments from any sublicense to specify that in all cases the royalty amounts will be calculated as a percentage of sales to customers/patients. A copy of the amendment to the royalty agreement is attached as Exhibit 10.5 hereto.

On February 5, 2008, the Company granted an option to Accentia (the “Conversion Option”) permitting Accentia,, in its discretion, to convert part or all of the principal and interest due to Accentia under the intercompany debt owed by the Company at the date of conversion into shares of the Company’s common stock at a conversion price of $1.10 per share (the “Conversion Price”) subject to adjustment in the event of for certain recapitalizations or in the event of the sale of the Company’s stock at prices below the Conversion Price. The Company granted piggyback and demand registration rights to Accentia for the shares underlying this Conversion Option. A copy of the amendment to the Conversion Option is attached as Exhibit 10.6 hereto.

Also on February 5, 2008, the Company entered into an understanding with Nixon Peabody, LLP, Biovest’s former counsel, whereby Biovest agreed to issue to Nixon Peabody and Nixon Peabody agreed to accept a total of 164,000 shares of the Company’s common stock in full payment of outstanding invoices.

Each of the notes and securities described above were issued by the Company as described above in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and by virtue of Rule 506 of Regulation D under the Securities Act. Such sale and issuance did not involve any public offering, was made without general solicitation or advertising, and all parties to the transactions are accredited investors with access to all relevant information necessary to evaluate the investment and represented to us that the Notes and Common Stock were being acquired for investment.

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Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02. David is this sufficient or is more detail required?

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Alan M. Pearce
Alan M. Pearce
Chief Financial Officer

Date: February 6, 2008

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment Letter effective January 31, 2008 to Royalty Agreement dated October 31, 2007 between Biovest International, Inc. (“Biovest”) and Valens U.S. SPV I, LLC (“Valens U.S.”).

10.2	Amendment Letter effective January 31, 2008 to Royalty Agreement dated October 31, 2007 between Biovest and Valens Offshore SPV II, Corp. (“Valens Offshore”).

10.3	Amendment Letter effective January 31, 2008 to Royalty Agreement dated December 10, 2007 between Biovest and Valens U.S.

10.4	Amendment Letter effective January 31, 2008 to Royalty Agreement dated December 10, 2007 between Biovest and Valens Offshore.

10.5	Amendment and clarification of Accentia Royalty Agreement dated February 5, 2008 between Accentia Biopharmaceuticals, Inc. (“Accentia”) and Biovest.

10.6	Conversion Agreement dated February 5, 2008 between Accentia and Biovest.

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Exhibit 10.1

Valens U.S. SPV I, LLC

c/o Valens Capital Management, LLC

335 Madison Avenue

New York, New York 10017

As of January 31, 2008

Biovest International, Inc.

377 Plantation Street

Worcester, MA 01605

Attention: Chief Financial Officer

Gentlemen:

Reference is made to the Royalty Agreement dated as of October 29, 2007 (as amended, modified or supplemented from time to time, the “Royalty Agreement”), by and between Biovest International, Inc. (the “Company”) and Valens U.S. SPV I, LLC (“Valens US”). Capitalized terms used herein that are not defined shall have the meaning given to them in the Royalty Agreement.

Valens US and the Company desire to amend the Royalty Agreement on the terms and conditions set forth below.

In consideration of Valens US’s agreement to continue to provide financial accommodations to the Company and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that:

a) Section 1.5 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘License Revenue’ shall mean:

(a) any and all Upfront Amounts, as supported by such documentation as Valens US shall from time to time request;

(b) without duplication of any Upfront Amounts previously calculated and paid pursuant to subparagraph (a), any Sales Revenue, as supported by such documentation as Valens US shall from time to time request; and

(c) any and all Other Amounts, as supported by such documentation as Valens US shall from time to time request, less, to the extent applicable,:

(i) in the event Biovest has indicated in a prior writing to Valens US that Biovest will use at least 50% of such Other Amounts for the further development and/or commercialization of the Biovest Biologic Products, solely such amounts associated with such further development and/or commercialization plus any reasonable costs and expenses associated therewith; and/or

(ii) in the event Biovest has indicated in writing to Valens US that Biovest will use all or part of such Other Amounts to repay indebtedness due and payable by Biovest (A) to any or all of Valens US, Valens Offshore SPV II, Corp. and Laurus Master Fund, Ltd. or (B) following the indefeasible payment in full of all indebtedness due and payable by Biovest to each of Valens US, Valens Offshore SPV II, Corp. and Laurus Master Fund, Ltd., to any other creditor of Biovest, and Valens US has consented to such use in writing (which consent will not be unreasonably withheld), solely such amounts associated with such repayment of indebtedness.”

b) Section 1.6 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘Licensee’ shall mean any Third Party granted a license by Biovest to manufacture, sell, or commercialize Biovest Biologic Products.”

c) a new Section 1.12 is added to the Royalty Agreement and shall read as follows:

“1.12 “Other Amounts” shall mean any amounts other than Upfront Amounts and Sales Revenue received by Biovest from a Licensee in connection with any Biovest Biologic Product.”

d) a new Section 1.13 is added to the Royalty Agreement and shall read as follows:

“1.13 “Sales Revenue” shall mean any and all revenue and other consideration received by a Licensee from a Third Party for the sale of Biovest Biologic Products, including but not limited to, revenue or royalties from sales by such Licensee of Biovest Biologic Products, upfront revenue, milestone revenue, royalty income, and the market value at the time of transfer of all non-monetary consideration such as barter or counter-trade in the country of disposition.”

e) a new Section 1.14 is added to the Royalty Agreement and shall read as follows:

“1.14 “Upfront Amounts” shall mean any and all advance revenue, advance royalties or other similar consideration received by Biovest from a Licensee for Biovest Biologic Products prior to the sale of such Biovest Biologic Products by the Licensee to a Third Party.”

f) Section 4.7 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“Section 4.7 Right to Documentation. (a) Upon request, Valens US shall have the right to request reasonable documentation of Biovest’s calculations to determine Biovest’s Net Sales and/or License Revenue and to request discussion of such calculations with appropriate representatives of Biovest.

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(b) Within ten (10) business days following the execution and delivery of any license agreement between any Licensee and Biovest, Biovest shall deliver to Valens US a true, complete and fully executed copy of such license agreement.

(c) Within ten (10) business days following the receipt by Biovest of any financial reporting documentation pursuant to any license agreement between Biovest and a Licensee, Biovest shall deliver to Valens US true and complete copies of such financial reporting documentation.”

Except as specifically amended herein, the Royalty Agreement shall remain in full force and effect, and is hereby ratified and confirmed. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Valens US, nor constitute a waiver of any provision of the Royalty Agreement.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

[Remainder of the page intentionally blank.]

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Valens U.S. SPV I, LLC

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

CONSENTED AND AGREED TO:

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

Exhibit 10.2

VALENS OFFSHORE SPV II, CORP.

c/o Valens Capital Management, LLC

335 Madison Avenue

New York, New York 10017

As of January 31, 2008

Biovest International, Inc.

377 Plantation Street

Worcester, MA 01605

Attention: Chief Financial Officer

Gentlemen:

Reference is made to the Royalty Agreement dated as of October 29, 2007 (as amended, modified or supplemented from time to time, the “Royalty Agreement”), by and between Biovest International, Inc. (the “Company”) and Valens Offshore SPV II, Corp. (“Valens Offshore”). Capitalized terms used herein that are not defined shall have the meaning given to them in the Royalty Agreement.

Valens Offshore and the Company desire to amend the Royalty Agreement on the terms and conditions set forth below.

In consideration of Valens Offshore’s agreement to continue to provide financial accommodations to the Company and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that:

a) Section 1.5 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘License Revenue’ shall mean:

(a) any and all Upfront Amounts, as supported by such documentation as Valens Offshore shall from time to time request;

(b) without duplication of any Upfront Amounts previously calculated and paid pursuant to subparagraph (a), any Sales Revenue, as supported by such documentation as Valens Offshore shall from time to time request; and

(c) any and all Other Amounts, as supported by such documentation as Valens Offshore shall from time to time request, less, to the extent applicable,:

(i) in the event Biovest has indicated in a prior writing to Valens Offshore that Biovest will use at least 50% of such Other Amounts for the further development and/or commercialization of the Biovest Biologic Products, solely such amounts associated with such further development and/or commercialization plus any reasonable costs and expenses associated therewith; and/or

(ii) in the event Biovest has indicated in writing to Valens Offshore that Biovest will use all or part of such Other Amounts to repay indebtedness due and payable by Biovest (A) to any or all of Valens Offshore, Valens U.S. SPV I, LLC and Laurus Master Fund, Ltd. or (B) following the indefeasible payment in full of all indebtedness due and payable by Biovest to each of Valens Offshore, Valens U.S. SPV I, LLC and Laurus Master Fund, Ltd., to any other creditor of Biovest, and Valens Offshore has consented to such use in writing (which consent will not be unreasonably withheld), solely such amounts associated with such repayment of indebtedness.”

b) Section 1.6 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘Licensee’ shall mean any Third Party granted a license by Biovest to manufacture, sell, or commercialize Biovest Biologic Products.”

c) a new Section 1.12 is added to the Royalty Agreement and shall read as follows:

“1.12 “Other Amounts” shall mean any amounts other than Upfront Amounts and Sales Revenue received by Biovest from a Licensee in connection with any Biovest Biologic Product.”

d) a new Section 1.13 is added to the Royalty Agreement and shall read as follows:

“1.13 “Sales Revenue” shall mean any and all revenue and other consideration received by a Licensee from a Third Party for the sale of Biovest Biologic Products, including but not limited to, revenue or royalties from sales by such Licensee of Biovest Biologic Products, upfront revenue, milestone revenue, royalty income, and the market value at the time of transfer of all non-monetary consideration such as barter or counter-trade in the country of disposition.”

e) a new Section 1.14 is added to the Royalty Agreement and shall read as follows:

“1.14 “Upfront Amounts” shall mean any and all advance revenue, advance royalties or other similar consideration received by Biovest from a Licensee for Biovest Biologic Products prior to the sale of such Biovest Biologic Products by the Licensee to a Third Party.”

f) Section 4.7 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“Section 4.7 Right to Documentation. (a) Upon request, Valens Offshore shall have the right to request reasonable documentation of Biovest’s calculations to determine Biovest’s Net Sales and/or License Revenue and to request discussion of such calculations with appropriate representatives of Biovest.

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(b) Within ten (10) business days following the execution and delivery of any license agreement between any Licensee and Biovest, Biovest shall deliver to Valens Offshore a true, complete and fully executed copy of such license agreement.

(c) Within ten (10) business days following the receipt by Biovest of any financial reporting documentation pursuant to any license agreement between Biovest and a Licensee, Biovest shall deliver to Valens Offshore true and complete copies of such financial reporting documentation.”

Except as specifically amended herein, the Royalty Agreement shall remain in full force and effect, and is hereby ratified and confirmed. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Valens Offshore, nor constitute a waiver of any provision of the Royalty Agreement.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

[Remainder of the page intentionally blank.]

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

CONSENTED AND AGREED TO:

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

Exhibit 10.3

Valens U.S. SPV I, LLC

c/o Valens Capital Management, LLC

335 Madison Avenue

New York, New York 10017

As of January 31, 2008

Biovest International, Inc.

377 Plantation Street

Worcester, MA 01605

Attention: Chief Financial Officer

Gentlemen:

Reference is made to the Royalty Agreement dated as of December 10, 2007 (as amended, modified or supplemented from time to time, the “Royalty Agreement”), by and between Biovest International, Inc. (the “Company”) and Valens U.S. SPV I, LLC (“Valens US”). Capitalized terms used herein that are not defined shall have the meaning given to them in the Royalty Agreement.

Valens US and the Company desire to amend the Royalty Agreement on the terms and conditions set forth below.

In consideration of Valens US’s agreement to continue to provide financial accommodations to the Company and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that:

a) Section 1.5 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘License Revenue’ shall mean:

(a) any and all Upfront Amounts, as supported by such documentation as Valens US shall from time to time request;

(b) without duplication of any Upfront Amounts previously calculated and paid pursuant to subparagraph (a), any Sales Revenue, as supported by such documentation as Valens US shall from time to time request; and

(c) any and all Other Amounts, as supported by such documentation as Valens US shall from time to time request, less, to the extent applicable,:

(i) in the event Biovest has indicated in a prior writing to Valens US that Biovest will use at least 50% of such Other Amounts for the further development and/or commercialization of the Biovest Biologic Products, solely such amounts associated with such further development and/or commercialization plus any reasonable costs and expenses associated therewith; and/or

(ii) in the event Biovest has indicated in writing to Valens US that Biovest will use all or part of such Other Amounts to repay indebtedness due and payable by Biovest (A) to any or all of Valens US, Valens Offshore SPV II, Corp. and Laurus Master Fund, Ltd. or (B) following the indefeasible payment in full of all indebtedness due and payable by Biovest to each of Valens US, Valens Offshore SPV II, Corp. and Laurus Master Fund, Ltd., to any other creditor of Biovest, and Valens US has consented to such use in writing (which consent will not be unreasonably withheld), solely such amounts associated with such repayment of indebtedness.”

b) Section 1.6 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘Licensee’ shall mean any Third Party granted a license by Biovest to manufacture, sell, or commercialize Biovest Biologic Products.”

c) a new Section 1.12 is added to the Royalty Agreement and shall read as follows:

“1.12 “Other Amounts” shall mean any amounts other than Upfront Amounts and Sales Revenue received by Biovest from a Licensee in connection with any Biovest Biologic Product.”

d) a new Section 1.13 is added to the Royalty Agreement and shall read as follows:

“1.13 “Sales Revenue” shall mean any and all revenue and other consideration received by a Licensee from a Third Party for the sale of Biovest Biologic Products, including but not limited to, revenue or royalties from sales by such Licensee of Biovest Biologic Products, upfront revenue, milestone revenue, royalty income, and the market value at the time of transfer of all non-monetary consideration such as barter or counter-trade in the country of disposition.”

e) a new Section 1.14 is added to the Royalty Agreement and shall read as follows:

“1.14 “Upfront Amounts” shall mean any and all advance revenue, advance royalties or other similar consideration received by Biovest from a Licensee for Biovest Biologic Products prior to the sale of such Biovest Biologic Products by the Licensee to a Third Party.”

f) Section 4.7 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“Section 4.7 Right to Documentation. (a) Upon request, Valens US shall have the right to request reasonable documentation of Biovest’s calculations to determine Biovest’s Net Sales and/or License Revenue and to request discussion of such calculations with appropriate representatives of Biovest.

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(b) Within ten (10) business days following the execution and delivery of any license agreement between any Licensee and Biovest, Biovest shall deliver to Valens US a true, complete and fully executed copy of such license agreement.

(c) Within ten (10) business days following the receipt by Biovest of any financial reporting documentation pursuant to any license agreement between Biovest and a Licensee, Biovest shall deliver to Valens US true and complete copies of such financial reporting documentation.”

Except as specifically amended herein, the Royalty Agreement shall remain in full force and effect, and is hereby ratified and confirmed. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Valens US, nor constitute a waiver of any provision of the Royalty Agreement.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

[Remainder of the page intentionally blank.]

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Valens U.S. SPV I, LLC

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

CONSENTED AND AGREED TO:

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

Exhibit 10.4

VALENS OFFSHORE SPV II, CORP.

c/o Valens Capital Management, LLC

335 Madison Avenue

New York, New York 10017

As of January 31, 2008

Biovest International, Inc.

377 Plantation Street

Worcester, MA 01605

Attention: Chief Financial Officer

Gentlemen:

Reference is made to the Royalty Agreement dated as of December 10, 2007 (as amended, modified or supplemented from time to time, the “Royalty Agreement”), by and between Biovest International, Inc. (the “Company”) and Valens Offshore SPV II, Corp. (“Valens Offshore”). Capitalized terms used herein that are not defined shall have the meaning given to them in the Royalty Agreement.

Valens Offshore and the Company desire to amend the Royalty Agreement on the terms and conditions set forth below.

In consideration of Valens Offshore’s agreement to continue to provide financial accommodations to the Company and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that:

a) Section 1.5 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘License Revenue’ shall mean:

(a) any and all Upfront Amounts, as supported by such documentation as Valens Offshore shall from time to time request;

(b) without duplication of any Upfront Amounts previously calculated and paid pursuant to subparagraph (a), any Sales Revenue, as supported by such documentation as Valens Offshore shall from time to time request; and

(c) any and all Other Amounts, as supported by such documentation as Valens Offshore shall from time to time request, less, to the extent applicable,:

(i) in the event Biovest has indicated in a prior writing to Valens Offshore that Biovest will use at least 50% of such Other Amounts for the further development and/or commercialization of the Biovest Biologic Products, solely such amounts associated with such further development and/or commercialization plus any reasonable costs and expenses associated therewith; and/or

(ii) in the event Biovest has indicated in writing to Valens Offshore that Biovest will use all or part of such Other Amounts to repay indebtedness due and payable by Biovest (A) to any or all of Valens Offshore, Valens U.S. SPV I, LLC and Laurus Master Fund, Ltd. or (B) following the indefeasible payment in full of all indebtedness due and payable by Biovest to each of Valens Offshore, Valens U.S. SPV I, LLC and Laurus Master Fund, Ltd., to any other creditor of Biovest, and Valens Offshore has consented to such use in writing (which consent will not be unreasonably withheld), solely such amounts associated with such repayment of indebtedness.”

b) Section 1.6 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘Licensee’ shall mean any Third Party granted a license by Biovest to manufacture, sell, or commercialize Biovest Biologic Products.”

c) a new Section 1.12 is added to the Royalty Agreement and shall read as follows:

“1.12 “Other Amounts” shall mean any amounts other than Upfront Amounts and Sales Revenue received by Biovest from a Licensee in connection with any Biovest Biologic Product.”

d) a new Section 1.13 is added to the Royalty Agreement and shall read as follows:

“1.13 “Sales Revenue” shall mean any and all revenue and other consideration received by a Licensee from a Third Party for the sale of Biovest Biologic Products, including but not limited to, revenue or royalties from sales by such Licensee of Biovest Biologic Products, upfront revenue, milestone revenue, royalty income, and the market value at the time of transfer of all non-monetary consideration such as barter or counter-trade in the country of disposition.”

e) a new Section 1.14 is added to the Royalty Agreement and shall read as follows:

“1.14 “Upfront Amounts” shall mean any and all advance revenue, advance royalties or other similar consideration received by Biovest from a Licensee for Biovest Biologic Products prior to the sale of such Biovest Biologic Products by the Licensee to a Third Party.”

f) Section 4.7 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“Section 4.7 Right to Documentation. (a) Upon request, Valens Offshore shall have the right to request reasonable documentation of Biovest’s calculations to determine Biovest’s Net Sales and/or License Revenue and to request discussion of such calculations with appropriate representatives of Biovest.

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(b) Within ten (10) business days following the execution and delivery of any license agreement between any Licensee and Biovest, Biovest shall deliver to Valens Offshore a true, complete and fully executed copy of such license agreement.

(c) Within ten (10) business days following the receipt by Biovest of any financial reporting documentation pursuant to any license agreement between Biovest and a Licensee, Biovest shall deliver to Valens Offshore true and complete copies of such financial reporting documentation.”

Except as specifically amended herein, the Royalty Agreement shall remain in full force and effect, and is hereby ratified and confirmed. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Valens Offshore, nor constitute a waiver of any provision of the Royalty Agreement.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

[Remainder of the page intentionally blank.]

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC, its investment manager

By:	/s/ Patrick Regan
Name:	Patrick Regan
Title:	Authorized Signatory

CONSENTED AND AGREED TO:

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

Exhibit 10.5

BIOVEST INTERNATIONAL, INC.

377 Plantation Street

Worcester, MA 01605

February 5, 2008

Accentia Biopharmaceuticals, Inc

324 South Hyde Park Ave.

Suite 350

Tampa, FL 33606

Gentlemen:

Reference is made to the Royalty Agreement dated as of October 31, 2006 (as amended, modified or supplemented from time to time, the “Royalty Agreement”), by and between Biovest International, Inc. (the “Company”) and Accentia Biopharmaceuticals, Inc (“Accentia”). Capitalized terms used herein that are not defined shall have the meaning given to them in the Royalty Agreement.

The Company and Accentia desire to amend the Royalty Agreement on the terms and conditions set forth below.

In consideration of Accentia making certain financial accommodations to the Company, including but not limited to continuing the inter-company loans and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that:

a) Section 1.5 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘License Revenue’ shall mean:

(a) any and all Upfront Amounts, as supported by such documentation as Accentia shall from time to time request;

(b) without duplication of any Upfront Amounts previously calculated and paid pursuant to subparagraph (a), any Sales Revenue, as supported by such documentation as Accentia shall from time to time request; and

(c) any and all Other Amounts, as supported by such documentation as Accentia shall from time to time request, less, to the extent applicable,:

(i) in the event Biovest has indicated in a prior writing to Accentia that Biovest will use at least 50% of such Other Amounts for the further development and/or commercialization of the Biovest Biologic Products, solely such amounts associated with such further development and/or commercialization plus any reasonable costs and expenses associated therewith; and/or

(ii) in the event Biovest has indicated in writing to Accentia that Biovest will use all or part of such Other Amounts to repay indebtedness due and payable by Biovest (A) to any or all of Valens US, Valens Offshore SPV II, Corp. and Laurus Master Fund, Ltd. or (B) following the indefeasible payment in full of all indebtedness due and payable by Biovest to each of Valens US, Valens Offshore SPV II, Corp. and Laurus Master Fund, Ltd., to any other creditor of Biovest, and Accentia and Valens US has consented to such use in writing (which consent will not be unreasonably withheld), solely such amounts associated with such repayment of indebtedness.”

b) Section 1.6 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“‘Licensee’ shall mean any Third Party granted a license by Biovest to manufacture, sell, or commercialize Biovest Biologic Products.”

c) a new Section 1.12 is added to the Royalty Agreement and shall read as follows:

“1.12 “Other Amounts” shall mean any amounts other than Upfront Amounts and Sales Revenue received by Biovest from a Licensee in connection with any Biovest Biologic Product.”

d) a new Section 1.13 is added to the Royalty Agreement and shall read as follows:

“1.13 “Sales Revenue” shall mean any and all revenue and other consideration received by a Licensee from a Third Party for the sale of Biovest Biologic Products, including but not limited to, revenue or royalties from sales by such Licensee of Biovest Biologic Products, upfront revenue, milestone revenue, royalty income, and the market value at the time of transfer of all non-monetary consideration such as barter or counter-trade in the country of disposition.”

e) a new Section 1.14 is added to the Royalty Agreement and shall read as follows:

“1.14 “Upfront Amounts” shall mean any and all advance revenue, advance royalties or other similar consideration received by Biovest from a Licensee for Biovest Biologic Products prior to the sale of such Biovest Biologic Products by the Licensee to a Third Party.”

f) Section 4.7 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“Section 4.7 Right to Documentation. (a) Upon request, Accentia shall have the right to request reasonable documentation of Biovest’s calculations to determine Biovest’s Net Sales and/or License Revenue and to request discussion of such calculations with appropriate representatives of Biovest.

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(b) Within ten (10) business days following the execution and delivery of any license agreement between any Licensee and Biovest, Biovest shall deliver to Accentia a true, complete and fully executed copy of such license agreement.

(c) Within ten (10) business days following the receipt by Biovest of any financial reporting documentation pursuant to any license agreement between Biovest and a Licensee, Biovest shall deliver to Accentia true and complete copies of such financial reporting documentation.”

g) Section 4.3 of the Royalty Agreement shall be amended and restated in its entirety to read as follows:

“Royalties shall be paid no later than sixty (60) days following the end of the calendar quarter during which Net Sales or License Revenue are invoiced for Biovest Biologic Products (“On-going Royalty payments”).”

Except as specifically amended herein, the Royalty Agreement shall remain in full force and effect, and is hereby ratified and confirmed. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of Accentia, nor constitute a waiver of any provision of the Royalty Agreement.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Florida.

[Remainder of the page intentionally blank.]

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman & CEO

CONSENTED AND AGREED TO:

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Francis E. O’Donnell, Jr.
Name:	Francis E. O’Donnell, Jr., M.D.
Title:	Chairman & CEO

Exhibit 10.6

CONVERSION AGREEMENT

BETWEEN

BIOVEST INTERNATIONAL, INC.

AND

ACCENTIA BIOPHARMACEUTICALS, INC.

This Conversion Agreement (this “Conversion Agreement”) effective as of February 5, 2008, by and between BIOVEST INTERNATIONAL, INC., a Delaware corporation (“BIOVEST”) and ACCENTIA BIOPHARMACEUTICALS, INC., a Florida corporation, (“ACCENTIA”) (collectively the “Parties”).

WITNESSETH:

Whereas, BIOVEST and ACCENTIA are Parties to certain Secured Demand Promissory Notes (the “Notes”) and other accruals of indebtedness from Biovest to Accentia, copies of which Notes and a current schedule of this debt are attached as Exhibit A (the “Inter-Company Debt”);

Whereas, ACCENTIA wishes to obtain an option to convert sums due pursuant to the Inter-Company Debt into common stock of Biovest; and

Whereas, BIOVEST and ACCENTIA wish to memorialize their agreement as to the terms of such option to convert the Inter-Company Debt into common stock of Biovest;

NOW, THEREFORE, in consideration of the Accentia’s agreement to continue the Inter-Company Debt without demand for repayment thereof, together with the various promises and undertakings set forth herein, the Parties agree as follows:

1. RIGHT TO CONVERT: At any time after the Effective Date hereof until the balance due from Biovest to Accentia pursuant to certain outstanding Demand Promissory Notes, including any additional sums which may become due from Biovest to Accentia and any interest which may accrue thereupon (collectively the “Inter-Company Debt”) is no longer outstanding, this Inter-Company Debt shall be convertible, in whole or in part, into shares of Biovest Common Stock at the option of Accentia. Accentia shall effect conversions by delivering to Biovest a Notice of Conversion, the form of which is attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Inter-Company Debt to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. To effect conversions hereunder, Accentia shall not be required to physically surrender the Notes representing the Inter-Company Debt to the Company unless the entire principal amount of this Inter-Company Debt, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Inter-Company Debt in an amount equal to the applicable conversion. Accentia and Biovest shall maintain records showing the principal amount(s) converted and the date of such conversion(s). Biovest may deliver an objection to any Notice of Conversion within 1 Business Day of delivery of such Notice of Conversion.

a) Conversion Price. The conversion price shall be equal to $1.10 (subject to adjustment herein) (the “Conversion Price”).

b) Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Inter-Company Debt to be converted by (y) the Conversion Price.

2. Delivery of Certificate Upon Conversion. Not later than three Trading Days after a Notice of Conversion is received from Accentia, Biovest shall deliver, or cause to be delivered, to Accentia a certificate or certificates representing the Conversion Shares.

3. Reservation of Shares Issuable Upon Conversion. Biovest covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Inter-Company Debt free from preemptive rights or any other actual contingent purchase rights of Persons other than Accentia not less than such aggregate number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding principal amount of this Inter-Company Debt. Biovest covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

4. Reclassifications; Adjustment. In case of any reclassification of the Biovest Common Stock or any compulsory share exchange pursuant to which the Biovest Common Stock is converted into other securities, cash or property, Accentia shall have the right thereafter to exchange the then outstanding principal amount of this Inter-Company Debt, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Inter-Company Debt into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Biovest Common Stock following such reclassification or share exchange, and Accentia shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Biovest Common Stock into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Inter-Company Debt could have been exchanged immediately prior to such reclassification or share exchange. This provision shall similarly apply to successive reclassifications or share exchanges.

5. Anti-Dilution: If, at any time while this Inter-Company Debt is outstanding, Biovest or any of its subsidiaries, as applicable, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues, any Biovest Common Stock or securities of Biovest or its subsidiaries which would entitle the holder thereof to acquire at any time Biovest Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Biovest Common Stock (such securities, “Biovest Common Stock Equivalents”) entitling any Person to acquire shares of Biovest Common Stock at an effective price per share that is lower than the then Conversion Price, then the Conversion Price shall be reduced to equal the Base Conversion Price. This Anti-Dilution adjustment shall NOT apply to any issuance of Biovest Common Stock or Biovest Common Stock Equivalents pursuant to the exercise of options pursuant to any Stock Option Plan or Equity Incentive Plan of Biovest.

6. Notice and Right to Convert Prior to Repayment. If, at any time while this Inter-Company Debt is outstanding, Biovest plans to make payment to Accentia of all or any portion of the Inter-Company Debt, Biovest shall provide written notice of such intent to make payment to Accentia at least fifteen (15) days prior to the planned payment date. Accentia shall have the right, at its sole discretion, to exercise its right to convert as to all or any portion of the then-outstanding Inter-Company Debt at any time prior to the planned payment date specified in the notice.

7. Further Actions. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

8. Notices. Any notice required or permitted to be given or delivered hereunder or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been properly served if: (a) delivered personally, (b) delivered by a recognized overnight courier service instructed to provide next-day delivery, (c) sent by certified or registered mail, return receipt requested and first class postage prepaid, or (d) sent by facsimile transmission followed by confirmation copy delivered by a recognized overnight courier service the next day. Such notices, demands and other communications shall be sent to the addresses set forth below, or to such other addresses or to the attention of such other person as the recipient Party has specified by prior written notice to the sending Party. Date of service of such notice shall be: (i) the date such notice is personally delivered or sent by facsimile transmission (with issuance by the transmitting machine of confirmation of successful transmission), (ii) three days after the date of mailing if sent by certified or registered mail, or (iii) one day after date of delivery to the overnight courier if sent by overnight courier. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below:

(a)	If to BIOVEST, addressed to:

Steve Arikian, M.D.

CEO and Chairman

Biovest International, Inc.

Suite 350

324 South Hyde Park Ave.

Tampa, Florida, 33606

(b)	If to ACCENTIA, addressed to:

Frank O’Donnell, M.D.

CEO and Chairman

Accentia Biopharmaceuticals, Inc.

Suite 350

324 South Hyde Park Ave.

Tampa, Florida, 33606

9. Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. This Agreement may be executed in a series of counterparts, all of which, when taken together, shall constitute one and the same instrument.

10. Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by the waiving Party.

11. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware.

12. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

13. Entire Agreement of the Parties. This Agreement constitutes and contains the entire understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof.

14. Waiver of Potential Conflicts of Interest. BIOVEST and ACCENTIA hereby acknowledge that ACCENTIA owns more than a majority of the outstanding capital stock of BIOVEST, and that certain directors, officers and employees of BIOVEST also have positions as officers, directors or employees of ACCENTIA. By execution of the Conversion Agreement the parties acknowledge to each other that each party has taken all reasonable and necessary steps to assure that all potential conflicts of interest have been fully disclosed, addressed, and fairly and completely resolved or waived.

15. Registration Rights. Upon written demand by Accentia, Biovest agrees to file a Registration Statement with the U.S. Securities and Exchange Commission covering the common stock underlying this option to convert, which Registration Statement shall be filed within ninety (90) days of the date of receipt of such written demand.

In the event that Biovest plans to file a registration statement with the U. S. Securities and Exchange Commission covering shares of common stock of Biovest (“Registration Statement”), Biovest shall provide written notice to Accentia and Accentia shall have 30 days to require in writing that all shares of common stock underlying this Conversion Agreement be covered in the Registration Statement. Notwithstanding the foregoing, Biovest shall have full discretion to determine not to include the shares underlying the warrant in any registration statement if Biovest reasonably determines that such registration may adversely effect the registration statement, the offering described in the registration statement or otherwise adversely effect Biovest.

[Signature pages to follow]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized officer as of the day and year first above written.

BIOVEST INTERNATIONAL, INC.

By:	/s/ Steven Arikian
Name:	Steven Arikian, M.D.
Title:	Chairman and CEO

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Francis E. O’Donnell, Jr.
Name:	Francis E. O’Donnell, Jr., M.D.
Title:	Chairman and CEO